VIA EDGAR

Securities and Exchange Commission
100 F. Street N.E.
Washington, D.C.  20549-0506

Re:
Retirement Builder Variable Annuity Account, SEC File No. 811-07689 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Allspring Variable Trust	811-05188
BNY Mellon Stock Index Fund, Inc.	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Columbia Funds Variable Insurance Trust	811-05199
Columbia Funds Variable Series Trust	811-08748
Columbia Funds Variable Series Trust II	811-22127
Davis Variable Account Fund, Inc.	811-09293
Federated Hermes Insurance Series	811-08042
Fidelity® Variable Insurance Products Fund	811-03329
Fidelity® Variable Insurance Products Fund II	811-05511
Fidelity® Variable Insurance Products Fund III	811-07205
Fidelity® Variable Insurance Products Fund V	811-05361
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
Lincoln Variable Insurance Products Trust	811-08090
MFS® Variable Insurance Trust	811-07874
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
Putnam Variable Trust	811-05346
Transamerica Series Trust	811-04419

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company